UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2022, Salona Global Medical Device Corporation (the "Company") announced that Dennis Nelson, age 49, would become Chief Financial Officer of the Company effective as of August 29, 2022.  In his executive career, Mr. Nelson has had a wide range of industry experience including medical device, aerospace manufacturing and consumer products. Prior to Mr. Nelson's appointment, he was the Corporate Controller of Manscaped Holdings LLC, a consumer products company based in San Diego, California, from August 2021 until August 2022.  From June 2018 until October 2020, Mr. Nelson was the Chief Financial Officer for  Senior Aerospace Jet Products and Senior Aerospace Ketema, aerospace manufacturing companies based in San Diego, California.  From March 2011 until April 2017, Mr. Nelson held various financial positions, including Principal Financial Officer and Interim CFO, of Alphatec Spine, Inc., a medical technology company trading on the NASDAQ.  Mr. Nelson is a CPA in the State of California with a BA in Business Economics and a concentration in accounting from University of California, Santa Barbara.

Pursuant to the terms of his employment arrangement with the Company, Mr. Nelson is entitled to receive an annual salary of C$363,804 (US $280,000) and a bonus equal to 40% of his base salary subject to the achievement of certain targets.  In addition, Mr. Nelson was granted  options to acquire an aggregate of 200,000 common shares under the Company's 2021 Amended and Restated Stock Option Plan (the "Options").  The Options have an exercise price of C$0.69 per share, become exercisable as to one third of the underlying common shares on the first, second and third anniversary of the date of grant through August 29, 2027.  In addition, the Options and underlying common shares are subject to a four month hold period pursuant to the rules of the TSX Venture Exchange.

Mr. Nelson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.

In connection with Mr. Nelson's appointment as Chief Financial Officer effective August 29, 2022, Melissa Polesky-Meyrowitz will transition from her role as Chief Financial Officer to Vice President of Finance and Accounting.

A copy of the news releases issued by the Company on August 22, 2022 and August 29, 2022 relating to the events described in this Item 5.02 are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release dated August 22, 2022.
99.2	News Release dated August 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: August 29, 2022	By: /s/ Luke Faulstick
Name: Luke Faulstick
Title: Chief Executive Officer